AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
AIG INCOME ADVANTAGE VULSM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED APRIL 10, 2009
TO PROSPECTUS DATED APRIL 30, 2008

          American General Life Insurance Company ("AGL") is amending the AIG Income Advantage VUL variable universal life insurance Policy prospectus for the sole purpose of providing notification of an upcoming change to the name of the product.

          Effective May 1, 2009, AGL expects to change the name of AIG Income Advantage VULsm to AG Income Advantage VULsm. This change will have no impact on your rights under your Policy, and it will have no impact on your Policy's features or riders.

          For a period of time after May 1, 2009, we may provide you with confirmations, statements, illustrations and other reports that contain the name AIG Income Advantage VUL.